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                                                                EXHIBIT 10.21

                                 FRETTER, INC.
                         1993 LONG TERM INCENTIVE PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT


                 FRETTER, INC., a Michigan corporation (the "Company"), upon the recommendation of the Long Term Incentive Plan Committee of the Company's Board of Directors (the "Committee") and pursuant to the Fretter, Inc. 1993 Long Term Incentive Plan (the "Plan") adopted by the Board and approved by its stockholders, and in consideration of the services to be rendered to the Company by Danny Hourigan (the "Employee"), hereby grants, as of the Date of Grant, as defined below, to Employee an option to purchase One Hundred Twenty-Seven Thousand Five Hundred (127,500) shares (the "Option") of the Company's Common Stock (the "Shares"), at the Option Price, as defined below, on the terms and conditions contained in this Non-Qualified Stock Option Agreement (the "Agreement") and subject to all the terms and conditions of the Plan, which are incorporated by reference herein. This Agreement replaces and supersedes any prior documents relating to the Option and the Shares described herein. Capitalized terms used in this Agreement and not defined herein shall have the meanings defined in the Plan.


                      I.   DATE OF GRANT AND OPTION PRICE

                 The Date of Grant shall be as of February 2, 1994. The Option Price shall be $3.50 per share.


                            II.   EXERCISE OF OPTION

                 Employee may exercise this Option at any time on or after February 2, 1997, but not later than ten (10) years and six months from the Date of Grant, subject only to prior termination or modification of the Plan and in accordance with and subject to the expiration provisions contained in
Section IV.


                             III.  TRANSFERABILITY

                 This Option may not be transferred by Employee, except by will or the laws of descent and distribution, or pursuant to the terms of a domestic relations order, as defined in Section 414(p)(1)(B) of the Code, which satisfies the requirements of Section 414(p)(1)(A) of the Code (a "Qualified Domestic Relations Order"). During Employee's lifetime, the Option shall be exercisable only by Employee, his personal representative, or an

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alternate payee under the terms of a Qualified Domestic Relations Order pursuant to and in accordance with the terms and conditions contained in this Agreement. The Option shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever, and is not subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with the terms of this Agreement, shall be void and of no effect.


                            IV.  MANNER OF EXERCISE

                 This Option may be exercised, in accordance with Section II above, by delivery (personally or by certified or registered mail in accordance with Section VIII below) of a written notice to the Company's Secretary specifying the number of Shares to be purchased and accompanied by payment in the form of cash or check for those Shares and applicable withholding taxes.
At the election of Employee, such payment may be made in cash, check, by delivery of certificate(s) representing shares of Company Common Stock previously held by the Employee, duly endorsed for transfer, or by delivery of Shares issuable to the Participant pursuant to the exercise of the Option (provided that for Participants defined as "Officers" under the terms of the Plan, the Company shall automatically withhold Shares sufficient to pay withholding taxes and no other election shall be permitted). Any shares delivered to the Company in payment of the aggregate Option Price shall be valued at the Fair Market Value of the Company Common Stock on the date of Employee's exercise of the Option or any part thereof. Any fractional shares not required for payment of the aggregate Option Price shall be paid for by the Company in cash at the same value used for Employee's surrender of the previously owned Shares. The Option shall be exercised in accordance with such administrative regulations as the Administrator of the Plan shall from time to time adopt.


                                 V.  EXPIRATION

                 All unexercised rights under the Option shall expire on the date specified in Section II above or on the date specified in this Section V in the event that Employee's engagement as a employee to the Company is terminated ("Termination").

                          (a) Upon Employee's Termination with the Company due to Employee's death before the expiration date specified in
         Section II, the right to exercise the Option shall be accelerated, and the Option may be exercised, whether or not otherwise exercisable by the Employee on the date of Employee's death, by the





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         Employee's Beneficiary, within one year from the later of the date of the Employee's death or January 1, 1997.

                          (b) Upon Employee's Termination with the Company for any reason other than death (including disability or retirement) or "cause" as defined in Section 8.4(d) of the Plan, the Option may be exercised, to the extent it was exercisable by the Employee on the date of such termination, within ninety days of such termination. In the event of the death of the Participant within the ninety day period following termination of employment, his award may be exercised by his Beneficiary within the one year period provided in subparagraph (a) above.

                          (c) Upon Employee's Termination for "cause", as defined in Section 8.02(d) of the Plan, the Option shall terminate immediately.


                 VI.   NON-ISSUANCE AND RIGHTS AS A STOCKHOLDER

                 The Company shall not be required to issue or deliver any Shares upon Employee's exercise of the Option:

                          (a) Prior to the admission of such Shares to listing on any public exchange on which the Company's common stock may be listed; or

                          (b) Prior to the completion of any proceedings under any applicable state or federal securities law, rule or regulation that the Company or its counsel determines to be necessary or advisable to the issuance of the Shares.

Employee shall not have the rights of a shareholder with respect to the Shares until certificates evidencing the Shares have been issued and delivered to Employee. While the Company will attempt to process the exercise of the Option as promptly as possible, it cannot guarantee a delivery date for the certificates.


                              VII.  REORGANIZATION

                 If prior to the expiration of the Option, the Shares then subject to the Option shall be affected by any recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the Company Common Stock, the Company will appropriately adjust the number and kind of Shares covered by the Option and the Option Price per share as is necessary to prevent dilution or the enlargement of rights which might otherwise result.





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                                 VIII.  NOTICE

                 All notices given pursuant to or in connection with this Agreement shall be in writing and shall be deemed to be duly given when personally delivered or when mailed, if sent by certified or registered mail, postage prepaid, return receipt requested, and addressed as follows, or to such other address as the parties may indicate:

                 If to the Company:   Fretter, Inc.
                                      12501 Grand River Avenue
                                      Brighton, Michigan  48116


                 If to the Employee:
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------

                 With a Required
                 Copy of any
                 Notice to:          Stuart Garson
                                     ------------------------------
                                     Fretter, Inc.
                                     ------------------------------
                                     12501 Grand River Avenue
                                     ------------------------------
                                     Brighton, Michigan  48116
                                     ------------------------------


                     IX.  NO RIGHT TO EMPLOYMENT CONFERRED

                 Nothing in this Agreement or the Plan shall confer upon the Employee any right to continue in employment with the Company or a subsidiary or interfere in any way with the right of the Company or any subsidiary to terminate such person's employment at any time.


                                X.  SEVERABILITY

                 If any provision of this Agreement is held invalid or unenforceable, the remaining provisions shall continue to be in full force and effect to the maximum extent permitted by law. If the implementation or presence of any provision of this Agreement would or will cause the Plan and thereby the Shares purchased thereunder to not be in compliance with Rule 16b-3 under the Securities Exchange Act of 1934 or any other statutory provision, such Agreement provision shall not be implemented or, at the Company's option following notice, such provision shall be severed from the Agreement as is appropriate or necessary to achieve statutory compliance; provided, however, that the parties hereby agree to negotiate in good faith as may be necessary to modify this Agreement to achieve statutory compliance or otherwise effectuate





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the intent of the parties following a severance permitted by this Section X.


                                 XI.  AMENDMENT

                 As of the Date of Grant, this instrument will contain the entire Agreement of the parties with respect to the Option and may only be amended by written agreement executed by the parties hereto or their respective successors, as permitted by Section III above.


                              XII.  GOVERNING LAW

                 This Agreement is made and entered into and shall be construed and enforced in accordance with the laws of the State of Michigan.

                                XIII.  HEADINGS

                 The section numbers and headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.


                           XIV.  ACCEPTANCE OF OPTION

                 The exercise of the Option is conditioned upon the acceptance by the Employee of the terms hereof as evidenced by his or her execution of this Agreement and the return of an executed copy to the Secretary of the Company.

                 IN WITNESS WHEREOF, this 1993 Long Term Incentive Plan Non-Qualified Stock Option Agreement is effective as of February 2, 1994.



                                   "COMPANY"
                                   FRETTER, INC.
                                   a Michigan corporation


                                   By
                                      ----------------------------------
                                         John Hurley
                                   Its: President

                                   "EMPLOYEE"


                                   ------------------------------------
                                   Danny Hourigan





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